Exhibit 99.1

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | December 2022

 2  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation.KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.  Opdivo® is a registered trademark of Bristol-Myers Squib Company.   Forward-Looking Statements  2

 1  2  4  5  6  Company Overview  Clinical-stage Company developing proprietary targeted immunotherapies to treat cancer and infectious disease  Versamune® based platforms leverage the body’s own defense systems to induce tumor-specific killer T cells to overcome immune suppression and attack cancer  Phase 2 efficacy results from 3 of 4 trials have been reported from over 60 patients to date and safety results from over 100 patients   Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Cash as of September 30, 2022 - $71.6M cash runway to Q2 2024 with a potential registrational trial in 2023  3  Infectimune™ activates the immune system to induce pathogen-specific T cells and antibodies to protect against infectious disease  3  Lead candidate – PDS0101 granted FDA Fast Track designation. 4 Phase 2 clinical trials addressing multiple HPV-positive cancers  7

 Versamune®   Oncology Platform

Top Line Phase 2 Clinical Data

Versamune® is designed to promote CD8+ killer T cell responses in vivo

Versamune® Technology Platform: *In-vivo* tumor-specific killer (CD8+) T cell induction		
HPV-positive head and neck cancer: PDS0101 + KEYTRUDA® (standard of care) in patients whose cancer has returned or spread after treatment	**41%** (7/17) Objective response rate (ORR)[1]	**89%** survival at 9 months
Cervical cancer: PDS0101 + Chemoradiotherapy (standard of care) in patients with large localized tumors >5cm in the cervix and lymph nodes	**100%** (9/9) >60% shrinkage at midpoint **89%** (8/9) complete response (CR)	**0%** deaths from cancer or treatment at 1 year
Versamune® + NHS-IL12 Technology Platform: Overcomes cancer-induced immune suppression		
HPV-Associated cancers: PDS0101 + NHS-IL12 + Checkpoint inhibitor in patients who have failed all treatment options including checkpoint inhibitors (median survival reported 3-4 months)	**63%** (5/8) ORR in optimal dose group	**66%** (19/29) survival at 16 mths (all dose groups)
HPV-Associated cancers: PDS0101 + NHS-IL12 + Checkpoint inhibitor in patients whose cancer has returned or spread after treatment	**88%** (7/8) ORR **38%** (3/8) CR	**75%** (6/8) survival at 25 months

[1]Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine, Journal for ImmunoTherapy of Cancer, June 2020

[2] Bintrafusp alfa, a bifunctional functional fusion protein targeting TGF- β and PD-L1, in patients with human papillomavirus-associated malignancies Journal for ImmunoTherapy of Cancer, December 2020

PDS Biotechnology
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 Designed to address limitations of current immunotherapy  Versamune® based Immunotherapies  6  PDS Biotech believes that there are 2 key obstacles that limit broad efficacy of immunotherapy in the treatment of cancer   Limited ability to induce the type of immune response that promotes the production of active tumor-targeting killer T cells within the patient’s body.  Limited ability to overcome tumor’s ability to evade detection by the immune system. FDA approved checkpoint inhibitors, such as KEYTRUDA®, block immune checkpoints that some tumors use to evade detection  PDS Biotech’s proprietary Versamune® based platforms are specifically designed to address these two limitations of current immunotherapeutic approaches

 More than 46,0002 patients were estimated to have been diagnosed last year with HPV-associated cancers in the US1,2  HPV vaccination is not expected to impact the rate of HPV-related cancer incidence for decades3  Existing immunotherapies cost $150,000+ annually per patient1  US HPV-associated cancer incidence2  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  3 Projected Association of Human Papillomavirus Vaccination with Oropharynx Cancer in the US 2020-2045, JAMA Oncology, September 2021  PDS0101: Lead Asset  Designed to treat human papillomavirus (HPV16)-associated cancers  $6B Market Opportunity1  Reference: Data on file.  7

Phase 2 Clinical Trial: PDS0101 + Chemo-Radiotherapy

Locally advanced cervical cancer: Tumor size > 5cm and/or spread to lymph nodes

- ***Partner:*** THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center
- ***FDA approved standard of care:*** Chemo-radiotherapy (CRT)

Preliminary Results

- Preliminary efficacy data (Society for Immunotherapy of Cancer (SITC) Conference, November 2022):
  - Clinical response with tumor shrinkage of over 60% at 1 month - 100% (9/9)
  - Complete response (No evidence of cancer) by day 170 - 89% (8/9)[1]
  - Majority of patients have Stage III and Stage IV cancer
  - 1-year overall survival – No patients have died from the cancer or treatment. One patient has died from an unrelated cause/event

[1]Residual traces of the cancer were detected in one patient who only received 3 of the schedule 5 doses of PDS0101
[2]In agreement with published preclinical findings that Versamune® promotes *in vivo* induction of the more potent, polyfunctional (multi-cytokine inducing) and tumor infiltrating killer T cells – *J. Immunology 2019; 202 (12): 3524-3536*

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PDS0101 Appears to Induce Clinically Beneficial T Cells

Induction of activated CD8+ killer T cells correlates with elimination of circulating tumor DNA[1]

PDS0101 activates the immune system to generate killer T cells (CD8+ T cells that induce granzyme-B)

The killer T cells target, infiltrate and eliminate the cervical cancer tumors

HPV16 tumor DNA in the blood circulation declines by day 170 (T5)



Quantity of tumor cells circulating in the blood at start of treatment
Killer T cells that infiltrated the tumors
HPV16 copies/ml plasma
Brush Granzyme B (%CD8)
30
25
20
15
10
5
0
45
40
35
30
25
20
15
10
5
0
T0
T1
T2
T3
T4
T4B
T5
Brush GrznB+ %CD8
HPV16 copies/ml plasma

[1]Yoshida-Court et al,, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022

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 Potential Treatment for Recurrent or metastatic HPV16-positive head and neck cancer  Phase 2 Clinical Trial: PDS0101 + KEYTRUDA®  119% objective response rate with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  212-month overall survival of 49% with KEYTRUDA® monotherapy reported in KEYNOTE-048 study   317% of patients had treatment related grade 3 and higher adverse events with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  10  Partner:   FDA approved standard of care: KEYTRUDA® (Pembrolizumab) owned by Merck1,2  Preliminary Results  PDS0101+KEYTRUDA® Fast Track Designation awarded by FDA  Preparing to progress to registrational trial based on successful FDA meeting  Preliminary data (American Society of Clinical Oncology (ASCO) Conference, June 2022):   Objective response (% of patients with ≥ 30% tumor shrinkage) - 7/17 (41.1%)1  Clinical benefit (stable disease + objective response) – 13/17 (76.5%)  9-month overall survival rate – 87.2%2  Safety   To date, no treatment related grade 3 and higher (serious) adverse events - 0/43 (0%)3

 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial for the potential treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  11  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data  OR (2 CR + 5PR)  7 (41.2%)  SD (reduction in 4/6)  6 (35.3%)  PD  4 (23.5%)  CR+PR+SD  13 (76.5%)  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and CPI refractory patients with recurrent or metastatic HPV16-related HNSCC. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.   As of last DMC meeting – to date 43 patients treated had zero grade 3 or higher treatment related adverse events

Triple Combination: PDS0101 + NHS-IL12 + Checkpoint Inhibitor

Advanced HPV16-positive cancer patients who are **checkpoint inhibitor naive**

- ***Partner:*** NIH NATIONAL CANCER INSTITUTE
- ***Types of cancer included in the trial:*** Anal, cervical, head and neck, penile, vaginal, vulvar
- ***FDA approved standard of care:*** Checkpoint inhibitors e.g. OPDIVO ® (nivolumab), KEYTRUDA® (Pembrolizumab)[1] and Checkpoint inhibitors plus chemotherapy[2]

Phase 2 Trial Interim Results

- Preliminary data (ASCO), June 2022, (updated September 2022):
  - Objective response - 7/8 (87.5%)[1]
  - Overall survival at 25 months – 6/8 (75.0%)[2]
- Safety results (Arms 1 & 2)[3]
  - 24/50 (48%) of patients experienced grade 3 and higher adverse events
  - 2/50 (4%) experienced grade 4 adverse events

[1] 36% objective response with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study
[2] 12-month overall survival of 51% with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study
[3] 73% treatment related grade 3 and higher adverse events with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study

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 1Objective response rates with standard of care < 10%  2No tumor shrinkage in HPV16-negative subjects (ASCO 2021) – Suggests critical role of PDS0101-induced HPV16-specific CD8+ T cells   3Historical median overall survival in the population is 3-4 months  13  Phase 2 Trial Interim Results  Efficacy data in HPV16-positive patients, (ASCO) June 2021 & June 2022, updated September 2022):   Objective response in optimal dose group - 5/8 (62.5%)1,2  Overall survival at 16 months (Optimal and suboptimal dose groups included) – 19/29 (65.5%)3  Immunology/immune correlates, (SITC), November 2022:   Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79% ) of the evaluated patients  Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression   PDS0101 HPV16-Targeted Immunotherapy  Triple Combination: PDS0101 + NHS-IL12 + Checkpoint Inhibitor  Advanced HPV16-positive cancer patients who are checkpoint inhibitor refractory  Partner:   Types of cancer included in the trial: Anal, cervical, head and neck, penile, vaginal, vulvar  FDA approved standard of care: None

 Phase 2: Extended Interim Data – Efficacy and Safety  Extended interim data continue to appear to show clinical signs of efficacy, durability and safety  14  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.   HPV 16-positive checkpoint inhibitor naïve patients:   75% (6/8) were alive at a median of 25 months of follow up.   38% (3/8) of responders had a complete response.   Data updated as of October 2022  % of Patients CPI refractory alive at median 16 months  66% (19/29)  % of Patients experienced Grade 3 treatment related adverse events   48% (24/50)  % of Patients experienced Grade 5 treatment related adverse events  0% (0/50)

PDS0101 Immune Correlates in Advanced HPV Cancer Patients

Induction of activated HPV16-specific CD8+ killer T cells correlates with clinical efficacy[1]

Group	Developed HPV16-Specific T cell Responses
All Patients	11/14 (79%)
Responders (n=5)	5/5 (100%)
Non-Responders (n=9)	6/9 (67%)

- Includes optimal and sub-optimal doses
- ORR with optimal dose combination - 63% (5/8)


A
Serum analytes
R (n=8) vs NR (n=16)
B
Classic PBMC and notable refined cell types
R (n=8) vs NR (n=13)
C
CBC measures
R (n=9) vs NR (n=15)
granzyme B
0.0036
TNFa
0.0131
cDC
0.0060
Monocytes
0.0246
NLR
0.0732
% change from baseline
R
NR
PR/CR
SD
PD

[1]M. Goswami et al; Immune correlates associated with clinical benefit in patients with immune checkpoint refractory HPV-associated malignancies treated with triple combination immunotherapy; SITC 2022

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PDS0101 Designed to Promote Efficacy in HPV16 Cancers

Studies appear to show key contributions of PDS0101, NHS-IL12 & Bintrafusp alfa* to clinical response to date

High dose M9241 (NHS-IL12) provides increased ORR vs. low dose P<0.01


Objective Response
Data Presented at ASCO 2022
80%
70%
60%
50%
40%
30%
20%
10%
0%
63%
7%
High Dose (16.8 mcg/kg)
Low Dose (8 mcg/kg)
CPI Refractory

Tumor reduction only seen in HPV16-positive patients P<0.001


Objective Response
Data Presented at ASCO 2021
80%
70%
60%
50%
40%
30%
20%
10%
0%
67%
0%
HPV16-positive patients
HPV16-negative patients (High Dose M9241)
CPI Naïve & Refractory**

*Bintrafusp alfa monotherapy showed 30% ORR in CPI naïve and 10% ORR in CPI refractory HPV-positive cancers (Strauss et al, 2020, Dec 8(2)
**All HPV16 negative and 80% of HPV16 positive patients had high dose M9241

PDS Biotechnology

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.

16

 Best Overall Response  Active Against Diverse HPV16 Cancers   PDS0101: Triple Combination Active Against HPV16 Cancer  Responses to date across tumor types and higher NHS-IL12 dose show the potential to result in greater clinical efficacy  17  *HNSCC – head and neck squamous cell carcinomas  Higher M9241 Dose  Cervical  Vaginal/Vulvar  Anal  HNSCC*  Percentage Change  Weeks  Baseline  Responses Occurred Irrespective of Tumor Type  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.   Best Overall Response is defined by RECIST 1.1

Phase 2: PDS0101 Monotherapy and in Comb. with KEYTRUDA®

Investigator-led trial evaluating treatments in patients with HPV-associated oropharyngeal cancer with high risk of recurrence

Indication	Treatment of patients with oropharyngeal cancer prior to transoral robotic surgery
Clinical Agents	KEYTRUDA® PDS0101: Versamune® based immunotherapy generating HPV-specific CD8+ and CD4+ T cells
Study Goals	Safety, rate of regression and local control in patients transoral robotic surgery
Timing	Enrollment ongoing
Trial Partner	MAYO CLINIC

If successful, this study could support the expansion of PDS0101 to earlier stage disease

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Versamune® Platform

Designed to Recruit, Train and Arm T cells in the Body



INJECTION SITE
LYMPH NODE
TUMOR SITE
Immunotherapy
Triggers release of Type I FNs
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed

1 **Recruits** T-cells to lymph nodes → **2** **Trains** T-cells to target tumors → **3** **Arms** T-cells to kill tumor cells

References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

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Versamune® Platform

Versamune® based oncology pipeline is being developed in partnership with the leaders in immuno oncology

Candidate	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
PDS0101 (HPV16) *VERSATILE-002* Fast Track Designation	**Recurrent/metastatic HPV16-positive head and neck cancer** Arm 1: CPI naïve 1st line treatment Arm 2: CPI refractory 2nd or 3rd line treatment	KEYTRUDA (standard of care)						MERCK
PDS0101 (HPV16) *NCI-led Triple Combination*	**HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers** Arm 1: CPI naïve 2nd line treatment Arm 2: CPI refractory 3rd line treatment	Bintrafusp and M9241						NIH National Cancer Institute
PDS0101 (HPV16) *IMMUNOCERV*	**1st line treatment of locally advanced (IB3-IVA) cervical cancer**	Chemo-radiation (standard of care)						The University of Texas MD Anderson Cancer Center
PDS0101 (HPV16) Mayo Clinic	**Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC)** Arm 1: PDS0101 monotherapy Arm 2: PDS0101 + KEYTRUDA ®	KEYTRUDA (standard of care)						Mayo Clinic
PDS0102 (TARP)	**TARP-associated AML, prostate and breast cancers**	TBD						NIH National Cancer Institute
PDS0103 (MUC1)	**MUC-1 associated breast, colon, lung, ovarian and other cancers**	TBD						NIH National Cancer Institute
PDS0104 (TRP2)	**Melanoma**	TBD						

Reference: Data on file.

PDS Biotech Funded

Partner Co-Funded

PDS Biotechnology

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 CFA + TARP (1-20)  X  PDS0102: TARP Antigen   Versamune® induced CD8+ killer T cells may result in the ability to treat TARP positive AML and prostate cancers  Pre-Clinical Optimization Studies1:   TARP-Specific T cell Induction after 2 injections of PDS0102  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)  CFA –Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity   *Reference: Surveillance Research Program, National Cancer Institute SEER  Assumes $150K for annual course of therapy; in line with current immunotherapy treatment.Assessments have not been adjusted to reflect TARP expression, which is currently unknown by tumor type  $40B   TARP Total Market Opportunity*  Announced license with NCI TARP antigens  Number of TARP-Specific T cells  (Interfer on-y spot forming cells   per million splenocytes)  0  100  200  300  400  500  600  700  800  900  1000  100 spots/million cells   Strong T cell response level  Range of observed T cell responses with PDS0102  IFN-y ELISPOT Study  Versamune® + TARP (1-20)  X  3  21

PDS0103: MUC1 Antigen

Greater quantity and quality of Versamune® induced CD8+ killer T cells may result in the ability to treat breast, ovarian, lung, and colon cancers

$100B MUC1 Total Market Opportunity*

Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T cells



# of Antigen-Recognizing CD8+ T Cells
IFN-γSpot Forming Cells/1X106Spleen Cells
Adjuvant* + MUC1 Antigen
4-Combo Adjuvant + MUC1 Antigen
Versamune® + MUC1 Antigen (PDS0103)
Polyfunctional T Cells
Monofunctional T Cells

*References: Surveillance Research Program, National Cancer Institute SEER, Cancer Institute SEER, Assumes $150K for annual course of therapy; in line with current immunotherapy treatment, Assessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type
Adjuvant = cytokine GMCSF
J. Immunology, 2019 (202),1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42):5906.

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 Projected Milestones Through 3Q 2023*  *Based on current enrollment and forecast modeling as of June 2022. Subject to change.  23  1Q22  2Q22  3Q22  4Q22  1Q23  2Q23  PDS0101  Completed enrollment of HPV-  associated cancer trial CPI refractory arm (NCI)  Preliminary data from IMMUNOCERV (MD Anderson)  Estimated IND filing in MUC1-related cancers  PDS0103  Anticipate preliminary efficacy data from Mayo Clinic IIT   3Q23  Updated preliminary safety and updated efficacy data from NCI trial presented at ASCO  Preliminary safety and efficacy data (KEYTRUDA® combo) presented at ASCO – FAST TRACK DESIGNATION GRANTED  Anticipate discussion with the FDA on Pivotal Trial (NCI)  Discussions with the FDA on Pivotal Trial (VERSATILE-002)  Initiate registrational trial for PDS0101

 Infectimune™   Infectious Disease Platform

 PDS Biotech’s Infectimune™ Pipeline   Developed in partnership with leaders in infectious disease  Prevention of tuberculosis  PDS0201   (M-tuberculosis)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Universal prevention of influenza  PDS Biotech Funded  Partner Co-Funded  PDS0202 (influenza)  PDS0203   (SARS-CoV-2)  Prevention of COVID-19  25

 20  Infectimune™   Pipeline Highlights  License agreement with University of Georgia for proprietary influenza antigens  Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals  Preclinical data presented at the 41st Annual meeting of the American Society Virology Meeting  Universal Influenza Vaccines  26

PDS0202 Universal Prevention of Influenza

Appeared to Provide Protection in Preclinical Study in Keeping Animals Alive and Healthy Against Challenge with Flu Virus



% of Protection of Subjects Challenged with the Flu Virus
% of Protection
0%
0%
30%
0%
100%
100%
100%
100%
Alive
Healthy
Control
Alive
Healthy
High-Dose Flu Proteins
Alive
Healthy
PDS0202 (Low-Dose)
Alive
Healthy
PDS0202 (High-Dose)
Treatment Regimen

PDS Biotechnology

Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.

27

PDS Biotech Management  Historical success in the development and commercialization of leading pharmaceutical products  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Frank Bedu-Addo, PHD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:   Abelcet® (Liposome Company/ Elan)   PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Director of Clinical Research at National Cancer  Institute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PHD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing  28

 1  2  4  5  6  Company Overview  Clinical-stage Company developing proprietary targeted immunotherapies to treat cancer and infectious disease  Versamune® based platforms leverage the body’s own defense systems to induce tumor-specific killer T cells to overcome immune suppression and attack cancer  Phase 2 efficacy results from 3 of 4 trials have been reported from over 60 patients to date and safety results from over 100 patients   Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Cash as of September 30, 2022 - $71.6M cash runway to Q2 2024 with a potential registrational trial in 2023  3  Infectimune™ activates the immune system to induce pathogen-specific T cells and antibodies to protect against infectious disease  29  Lead candidate – PDS0101 granted FDA Fast Track designation. 4 Phase 2 clinical trials addressing multiple HPV-positive cancers  7

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | December 2022